UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2014, Causeway Global Absolute Return Fund’s (the “Fund’s”) Institutional Class returned 1.64% and Investor Class returned 1.46% compared to the BofA Merrill Lynch 3-Month US Treasury Bill Index (“Index”) return of 0.05%. Since the Fund’s inception on January 24, 2011, its average annual total returns are 5.29% for the Institutional Class and 5.01% for the Investor Class compared to the Index’s average annual total return of 0.09%. During the same period, global equity markets, as represented by the MSCI World Index (Gross) (“World Index”), returned 10.27%. At fiscal year-end, the Fund had net assets of $165.9 million.

Performance Review

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. The global long portfolio outperformed the World Index, contributing to overall performance, while the global short portfolio also benefited the Fund by underperforming the World Index.

After a liquidity-fueled ascent in the first three quarters of fiscal 2014, global equities reached a plateau during the final quarter of the fiscal year. Every major currency except the Pound Sterling depreciated versus the U.S. dollar during the fiscal year, thus diminishing returns on overseas assets from the perspective of a U.S. dollar-denominated investor.

Only three markets in our developed markets universe posted negative returns for the fiscal year. The worst performing markets in the Fund’s investable universe included Austria, Portugal, Australia, South Korea, and Japan. The best performing markets in the Fund’s investable universe included Israel, Denmark, the United States, Italy, and Spain. Every sector in the World Index posted positive returns for the period, with the two best performing sectors each posting double digit gains: health care and information technology. The two weakest performing sectors were materials and consumer discretionary.

For the fiscal year, long exposures in the telecommunication services, transportation, food beverage & tobacco, consumer services, and utilities industry groups contributed the most to the global long portfolio’s performance relative to the World Index. Exposures to securities in the energy, capital goods, banks, commercial & professional services, and pharmaceuticals & biotechnology industry groups detracted from relative performance. The largest individual contributor to long-side performance was American Airlines Group, Inc. (United States). Additional top contributors to absolute return included software giant Microsoft Corp. (United States), wireless communications operator SK Telecom Co., Ltd. (South Korea), pharmaceutical & consumer healthcare products producer Novartis AG (Switzerland), and mobile telecommunications operator China Mobile Ltd. (Hong Kong). The biggest laggard on the long side was energy services firm Technip SA (France). Additional top individual detractors included automaker Hyundai Motor Co., Ltd. (South Korea), energy management firm Schneider Electric SE (France), Asian ports operator China Merchants Holdings Co., Ltd. (Hong Kong), and oil & gas exploration company CNOOC Ltd. (Hong Kong).

2	Causeway Global Absolute Return Fund

We use a quantitative approach to select securities for the global short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. For the fiscal year, all categories demonstrated predictive power. Companies with expensive valuations, worsening earnings growth dynamics, weak technicals, and those demonstrating potential insolvency and/or accounting red flags underperformed, as anticipated.

The global short portfolio’s relative added value for the fiscal year was due primarily to strong stock selection. We had particular success identifying downside candidates in Switzerland, the United Kingdom, and the euro zone. We also benefited by allocating more short exposure to South Korea and less short exposure to the United States (compared to the World Index). From an industry perspective, added value was concentrated in chemicals, specialty retail, construction & engineering, and textiles apparel & luxury goods. From a stock perspective, short positions in agricultural chemicals company Syngenta (Switzerland), footwear manufacturer Belle International Holdings (Hong Kong), battery manufacturer SK Innovation (South Korea), investment bank Deutsche Bank (Germany), and oil and gas producer Cobalt International Energy (United States) were particularly effective, as all of these stocks substantially underperformed the World Index. Detractors from short-side performance were primarily concentrated within the oil gas & consumable fuels, commercial banks, internet software & services, and insurance industries. At the stock level, our principal detractors were focused in the United States and included liquefied natural gas producer Cheniere Energy (United States), natural gas firm Williams Companies (United States), technology company Apple (United States), commercial bank Commerzbank (Germany), and internet giant Google (United States). The share prices of these companies appreciated substantially during our holding periods, negatively impacting performance.

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce long exposure to several holdings that reached fair value in our view. The largest sales during the period included American Airlines Group, Inc. (United States), rail based transporter CSX Corp. (United States), storage hardware manufacturer EMC Corp. (United States), insurance services company First American Financial Corp. (United States), and energy services company Technip SA (France). Significant purchases this fiscal year included industrial gas company Linde AG (Germany), automobile manufacturer Hyundai Motor Co., Ltd. (South Korea), mobile telecommunications operator China Mobile Ltd. (Hong Kong), energy management company Schneider Electric SE (France), and multinational energy corporation Chevron Corp. (United States).

On the short side of the portfolio, and consistent with the shorter time horizon of our quantitative investment process, portfolio turnover for the period was higher than that of the long side. Notable stocks in which we increased short exposure included telecommunications operator Verizon

Causeway Global Absolute Return Fund	3

Communications, Inc. (United States), semiconductor parts manufacturer ASML Holding NV (Netherlands), optical lens producer Essilor International SA (France), automobile manufacturer Honda Motor Co., Ltd. (Japan), and forest product harvester Plum Creek Timber Co., Inc. (United States). Notable stocks in which we reduced or covered short exposure included insurance and financial services company Standard Life Plc (United Kingdom), medical supplies producer Fresenius Medical Care AG (Germany), investment manager BlackRock Inc. (United States), university housing developer American Campus Communities Inc. (United States), and rail & bus transportation provider Odakyu Electric Railway Co., Ltd. (Japan).

In terms of combined long/short positioning, we have increased net exposure (absolute long exposures minus absolute value of short exposures) to the United States and Japan and reduced net exposure to the Netherlands and the United Kingdom. From an economic sector perspective, we increased net exposure to financials and materials (the former by covering some of our negative bias) and reduced net exposure to energy and consumer staples. At the end of the fiscal year, total gross exposure (leverage) was modestly lower from the end of the prior year, and net exposure was slightly lower as well.

Investment Outlook

At present, on the long side of the portfolio, muted economic growth and historically low interest rates imply a muted forecast for equity market returns. In a world of single digit returns, dividend income can make a significant contribution to total portfolio performance. Some of the most recent long-side sales include stocks with strong performance, but which we desired to sell before operating conditions deteriorated or failed to meet elevated expectations. One example is the French automotive manufacturer, Peugeot SA, where — despite severe cost cutting — the business remains vulnerable to stagnant European growth and falling prices. We have added the South Korean automotive champion, Hyundai Motor Co., Ltd., as a more diversifying and potentially stronger consumer discretionary stock. With imminent new model launches and a domestic central bank determined to keep South Korea competitive, this automotive company may experience improved earnings growth.

In times of market duress, the quantitatively managed short side of the portfolio is critical to dampen overall portfolio volatility and provide an additional source of return. We continue to monitor over 3,000 stocks for overvaluation, situations where we expect growth to falter, financial stress or accounting red flags, and/or unusual price movements. We believe the environment is fertile for our quantitative approach, and are finding many opportunities to hedge the long side of the portfolio with attractive downside (short) candidates.

On an aggregate long/short portfolio basis, we are maintaining a near market-neutral posture, with -4.79% net exposure overall (long exposures minus absolute value of short exposures) at fiscal year-end. This market exposure is consistent with our goal of delivering low equity market sensitivity. On an aggregate basis, our largest net biases by sector are toward industrials and telecommunications, where

4	Causeway Global Absolute Return Fund

we have significant positive net exposure, and against consumer staples and utilities, where we have meaningful negative net exposure. By geography, we are net biased toward the United Kingdom and France, and biased against Canada and Australia. Gross exposure (leverage) for the Fund was 285% (2.85x) as of September 30, 2014.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

September 30, 2014

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and will magnify any losses. Short positions will lose

Causeway Global Absolute Return Fund	5

money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which will reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

6	Causeway Global Absolute Return Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Global Absolute Return Fund, Investor Class shares versus the BofA Merrill Lynch 3-Month US Treasury Bill Index

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway Global Absolute Return Fund was January 24, 2011. The BofA Merrill Lynch 3-Month US Treasury Bill Index return is from January 24, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2014, the Fund’s gross ratios of expenses in relation to net assets were 1.71% and 1.96% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The benchmark index for the Global Absolute Return Fund is the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “Index”). This index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)*

September 30, 2014

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.030% **,1	163,142,128	$163,142

Total Short-Term Investment
(Cost $163,142) — 98.3%		163,142

Total Investment — 98.3%
(Cost $163,142)		163,142

Other Assets in Excess of Liabilities — 1.7%		2,766

Net Assets — 100.0%		$165,908

A list of outstanding total return swap agreements held by the Fund at September 30, 2014, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions†
Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.85% to 1 day – 1.25%	Total Return of the basket of securities	6/10/2015	$1,178	$356

Morgan Stanley	United States Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	1/30/2015	101,817	(1,523)

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40%	Total Return of the basket of securities	1/29/2015	2,058	223

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/29/2015	1,352	(99)

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to FEDEF – 1.25%	Total Return of the basket of securities	1/29/2015	4,134	(128)

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions — (continued)†
Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 1.40%	Total Return of the basket of securities	1/29/2015	$55	$1,338

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/29/2015	5,744	239

Short Positions††
Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA-1 day + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 1.25%	Total Return of the basket of securities	11/2/2015	(1,425)	(213)

Morgan Stanley	United States Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 1.33%	Total Return of the basket of securities	1/29/2015	(108,357)	1,618

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to 1 day – 0.94%	Total Return of the basket of securities	1/29/2015	(6,746)	78

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/29/2015	(6,961)	751

						$2,640

†	The following tables represent the individual common stock exposures comprising the Long Custom Basket Total Return Swaps as of September 30, 2014.

South Korea Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(42,806)	Sk Innovation	KRW	$595
(24,450)	Daewoo International	KRW	28
(11,351)	Samsung Eng	KRW	67
(9,677)	Hyundai Mobis	KRW	448

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

South Korea Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(7,450)	Hyundai Hvy Ind	KRW	$68
(6,266)	Samsung El-Mech	KRW	45
(3,593)	Samsung Sdi	KRW	119
(3,317)	Lotte Shopping	KRW	92
23,028	Sk Telecom	KRW	91
25,971	Hyundai Motor	KRW	(1,197)

			$356

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
22,500	The Boeing Company	USD	$28
26,800	Walt Disney Co	USD	(24)
35,400	Lorillard Inc	USD	28
40,300	Chevron Corp	USD	(411)
46,422	Johnson&Johnson	USD	157
55,700	Synnex Corp	USD	(269)
58,800	Unitedhealth Grp	USD	(6)
63,100	National Oilwell Varco Inc	USD	(625)
78,646	Eli Lilly & Co	USD	99
83,300	Wells Fargo & Co	USD	63
100,413	Altria Group Inc	USD	337
108,643	Mattel Inc	USD	(390)
113,910	U S G Corp	USD	(172)
125,931	Citigroup Inc	USD	13
126,349	Carnival Corp	USD	302
152,647	Apollo Education Group Inc	USD	(397)
159,196	Oracle Corp	USD	(525)
160,920	Microsoft Corporation	USD	191
169,487	Progress Corp Oh	USD	42
177,292	First American	USD	(173)
192,630	Csx Corp	USD	243
220,651	EMC Corp	USD	(34)

			$(1,523)

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Japan Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(334,000)	The Kansai Electric Power Co Inc	JPY	$(75)
(258,000)	Nissan Motor Co Ltd	JPY	(77)
(143,700)	Honda Motor Co Ltd	JPY	(150)
(26,200)	Fanuc Corp	JPY	(337)
(22,000)	Toray Industries Inc	JPY	5
(19,100)	Nintendo Co Ltd	JPY	57
(16,000)	Chiyoda Corp	JPY	(2)
(13,900)	Takeda Pharmaceutical Co Ltd	JPY	12
(3,100)	Canon Inc	JPY	—
80,100	Shin-Etsu Chemical Co Ltd	JPY	287
98,400	Kddi Corp	JPY	292
195,500	Komatsu Ltd	JPY	140
638,000	Hitachi Ltd	JPY	71

			$223

Singapore Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(70,000)	Singtel	SGD	$10
532,000	Sembcorp Marine	SGD	(109)

			$(99)

Hong Kong Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(9,423,000)	Country Garden	HKD	$633
(1,686,000)	China Overseas	HKD	397
(1,170,000)	China State	HKD	131
(872,000)	AIA	HKD	241
(720,000)	China Resources Land Ltd	HKD	156
(112,000)	Beijing Ent	HKD	22
(217)	Sun Hung Kai Pro	HKD	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Hong Kong Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
395,600	HSBC	HKD	$(175)
552,500	China Mobile	HKD	(391)
1,702,000	China Mer Holdings	HKD	(360)
2,928,000	CNOOC	HKD	(782)

			$(128)

Europe Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(65,260)	Getinge B	SEK	$62
(52,603)	Nestle AG	CHF	219
(42,794)	Elekta B	SEK	52
(32,286)	Seadrill	NOK	265
(12,178)	Syngenta N	CHF	497
(1)	Novo Nordisk B	DKK	—
71,730	Novartis AG	CHF	321
143,316	Credit Suisse Group AG	CHF	(78)

			$1,338

United Kingdom Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(2,042,089)	Rolls-Royce Holdings PLC	GBP	$—
(460,320)	Glencore PLC	GBP	195
(231,064)	Rolls-Royce Holdings PLC	GBP	295
(146,067)	Diageo PLC	GBP	(9)
(144,581)	National Grid	GBP	72
(138,939)	Royal Bank Of Scotland	GBP	6
(118,915)	Tullow Oil	GBP	167
(117,856)	St. James PLC	GBP	(13)
(102,894)	Glaxosmithkline PLC	GBP	123
(53,510)	Experian PLC	GBP	76

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

United Kingdom Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(18,223)	Prudential Corp	GBP	$28
(1)	Rentokil Initial	GBP	—
84,651	British American Tobacco PLC	GBP	(145)
305,291	Aviva PLC	GBP	(49)
421,386	Michael Page International PLC	GBP	(300)
1,052,308	International Airline Group	GBP	(44)
1,233,124	Vodafone	GBP	(140)
1,282,997	Barclays PLC	GBP	(23)

			$239

††	The following tables represent the individual common stock exposures comprising the Short Custom Basket Total Return Swaps as of September 30, 2014.

Europe Custom Basket of Securities (Local)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(478,740)	Alcatel	EUR	$106
(368,099)	Koninklijke KPN NV	EUR	14
(221,745)	Telefonica Esp	EUR	(53)
(184,116)	Vivendi	EUR	153
(140,747)	Deutsche Bank AG	EUR	(299)
(75,002)	Oci	EUR	90
(52,408)	Adidas AG	EUR	(148)
(48,355)	ASML Holding NV	EUR	(362)
(42,955)	Essilor International	EUR	(329)
(31,519)	Saipem	EUR	35
(24,734)	L.V.M.H.	EUR	249
(23,240)	Man Se	EUR	33
(21,637)	Unicredito Spa	EUR	(1)
(16,929)	Air Liquide	EUR	14
(5,248)	BASF Se	EUR	37
(1)	Commerzbank	EUR	—
30,138	Linde AG	EUR	54
56,897	Schneider Sa	EUR	(258)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Europe Custom Basket of Securities (Local) (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
59,018	BNP Paribas	EUR	$74
64,980	Sanofi	EUR	482
68,859	Technip	EUR	(335)
95,671	Akzo Nobel	EUR	39
251,101	Reed Elsevier NV	EUR	192

			$(213)

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(362,900)	Sirius Xm Holdings Inc	USD	$50
(147,800)	Bank Of America	USD	(147)
(118,500)	Plum Creek Timb	USD	143
(117,300)	General Motors	USD	298
(110,300)	Loews Corp	USD	220
(96,700)	Verizon Communications	USD	(19)
(77,100)	Fastenal Co	USD	29
(76,800)	Salesforce Com	USD	124
(70,400)	Cobalt International Energy	USD	123
(64,100)	Qualcomm Inc	USD	21
(63,500)	Wal-Mart Stores	USD	(74)
(60,500)	Crown Castle International Corp	USD	(63)
(58,100)	Southern Copper Corp	USD	183
(57,000)	Procter & Gamble	USD	(36)
(55,700)	Starbucks Corp	USD	130
(54,300)	Cerner Corp	USD	(104)
(53,000)	Express Scripts Holding Co	USD	160
(50,300)	Bristol Myers Squibb	USD	(33)
(49,800)	Ford Motor Co	USD	113
(48,900)	Coca Cola Co	USD	(61)
(45,800)	Philip Morris	USD	53
(38,300)	Ebay Inc	USD	(44)
(34,700)	Markwest Energy	USD	100

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(29,400)	Apple Inc	USD	$51
(28,500)	Kinder Morgan	USD	31
(27,600)	Norwegian Cruise Lines Holdings	USD	(75)
(23,500)	Intercontinentalexchange Inc	USD	(190)
(21,000)	Cheniere Energy	USD	4
(20,800)	Gilead Sciences Inc	USD	45
(20,500)	Southern Co	USD	5
(20,400)	Netsuite Inc	USD	(39)
(17,600)	Catamaran Corp	USD	87
(17,000)	Workday Inc	USD	145
(14,100)	T-Mobile Us Inc	USD	20
(13,800)	Energy Transfer Partners	USD	(91)
(10,200)	Equinix Inc	USD	58
(10,000)	Precision Cast	USD	62
(8,100)	Linkedin Corp	USD	145
(7,500)	Atlas Energy LP	USD	6
(7,100)	Athenahealth Inc	USD	90
(4,800)	Navistar Intl	USD	23
(4,700)	Visa Inc	USD	5
(2,900)	Amazon.Com Inc	USD	54
(2,900)	Servicenow	USD	7
(1,400)	Hertz Global Holdings Inc	USD	6
(1,400)	Intuitive Surg	USD	11
(100)	Realogy Holdings	USD	—
—	Goldcorp	USD	(1)
—	Kansas City Southern	USD	(7)

			$1,618

Canada Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(81,200)	Enbridge	CAD	$136
(42,100)	Canadian Utilities	CAD	33
(8,100)	Valeant Pharmaceuticals Int’l	CAD	(102)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2014

Canada Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(4,600)	Canadian National Railway	CAD	$11
(100)	Blackberry Limited	CAD	—

			$78

Australia Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(104,146)	BHP Billiton	AUD	$424
(43,653)	CSL Limited	AUD	161
(37,079)	Natl Aust Bank	AUD	167
—	Iluka Resources	USD	(1)

			$751

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2014.
1	Of this investment, $100,746 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at September 30, 2014 is $222,993 and $(230,144), respectively. The gross notional amounts are representative of the volume of activity during the fiscal year ended September 30, 2014.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
Ltd.	Limited
NOK	Norwegian Kroner
PLC	Public Liability Company
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

SECTOR DIVERSIFICATION

As of September 30, 2014, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	98.3%

Other Assets in Excess of Liabilities	1.7

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

9/30/14
ASSETS:
Investments at Value (Cost $163,142)	$163,142
Unrealized Appreciation on Total Return Swaps	4,603
Receivable for Fund Shares Sold	966
Prepaid Expenses	7
Receivable for Dividends	2

Total Assets	168,720

LIABILITIES:
Unrealized Depreciation on Total Return Swaps	1,963
Payable for Fund Shares Redeemed	535
Payable Due to Adviser	202
Payable for Shareholder Services Fees — Investor Class	17
Payable Due to Administrator	4
Payable for Trustees’ Fees	3
Other Accrued Expenses	88

Total Liabilities	2,812

Net Assets	$165,908

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$167,513
Distributions in Excess of Net Investment Income	(1,014)
Accumulated Net Realized Loss on Swap Contracts	(3,231)
Net Unrealized Appreciation on Swap Contracts	2,640

Net Assets	$165,908

Net Asset Value Per Share (based on net assets of $120,731,205 ÷ 11,072,159 shares) — Institutional Class	$10.90

Net Asset Value Per Share (based on net assets of $45,176,757 ÷ 4,168,948 shares) — Investor Class	$10.84

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/13 to 9/30/14
INVESTMENT INCOME:
Dividend Income	$40

Total Investment Income	40

EXPENSES:
Investment Advisory Fees	1,807
Shareholder Service Fees — Investor Class	102
Transfer Agent Fees	74
Administration Fees	45
Registration Fees	45
Professional Fees	38
Printing Fees	26
Custodian Fees	14
Trustees’ Fees	6
Pricing Fees	1
Other Fees	3

Total Expenses	2,161

Net Investment Loss	(2,121)

Net Realized and Unrealized Gain on Swap Contracts:
Net Realized Gain from Swap Contracts	1,143
Net Change in Unrealized Appreciation on Swap Contracts	2,694

Net Realized and Unrealized Gain on Swap Contracts	3,837

Net Increase in Net Assets Resulting from Operations	$1,716

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/13 to 9/30/14	10/01/12 to 9/30/13
OPERATIONS:
Net Investment Loss	$(2,121)	$(957)
Net Realized Gain from Swap Contracts	1,143	1,672
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	2,694	(19)

Net Increase in Net Assets Resulting From Operations	1,716	696

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,436)	(870)
Investor Class	(1,424)	(766)

Total Dividends from Net Investment Income	(3,860)	(1,636)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	105,357	468
Redemption Fees(2)	42	—

Total Increase (Decrease) in Net Assets	103,255	(472)

NET ASSETS:
Beginning of Year	62,653	63,125

End of Year	$165,908	$62,653

Undistributed (Distributions in Excess of) Net Investment Income	$(1,014)	$3,283

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For the fiscal years or period ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway Global Absolute Return Fund†
Institutional
2014	11.15	(0.18)	0.36	0.18	(0.43)	—	(0.43)	—
2013	10.99	(0.18)	0.62	0.44	(0.28)	—	(0.28)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor
2014	11.09	(0.21)	0.37	0.16	(0.41)	—	(0.41)	—
2013	10.96	(0.20)	0.59	0.39	(0.26)	—	(0.26)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	Commenced operations on January 24, 2011.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.90	1.64	120,731	1.71	1.71	(1.68)	—
11.15	4.29	32,888	1.75	1.94	(1.69)	—
10.99	10.65	30,986	1.82	2.31	(1.75)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

10.84	1.46	45,177	1.96	1.96	(1.93)	—
11.09	3.79	29,765	2.00	2.19	(1.94)	—
10.96	10.50	32,139	2.07	2.54	(1.99)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading

24	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2014:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$163,142	$—	$—	$163,142

Total Investments in Securities	$163,142	$—	$—	$163,142

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps*
Unrealized Appreciation	$—	$4,603	$—	$4,603
Unrealized Depreciation	—	(1,963)	—	(1,963)

	$—	$2,640	$—	$2,640

*	Total return swap contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period.

For the fiscal year ended September 30, 2014, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the fiscal year ended September 30, 2014, there were no changes to the Fund’s fair value methodologies.

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund.

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios.

For the fiscal year ended September 30, 2014, the Institutional Class and Investor Class retained

$36,512 and $4,929 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% of Institutional Class and Investor Class average daily net assets. The Adviser did not waive fees for the fiscal year ended September 30, 2014.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000 ($25,000 as of November 1, 2014). If the Fund has three or more

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2014, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2014, approximately $4.443 million of the net assets of the Fund were held by affiliated investors.

4.	Investment Transactions

During the fiscal year ended September 30, 2014, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the fiscal year ended September 30, 2014. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of September 30, 2014 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of September 30, 2014, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of September 30, 2014, there was $100,746 (000) pledged as collateral for swap agreements under the ISDA Master Agreement.

The following is a summary by counterparty of the market value of swap agreements and collateral

(received)/pledged for the Fund as of September 30, 2014 (000)*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$4,603	$(1,963)	$2,640

Net Market Value of Swaps	Collateral (Received)/ Pledged	Net Exposures†
$2,640	$—	$2,640

†	Net Exposures represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

Causeway Global Absolute Return Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to swap contract related period payments, were reclassified to/(from) the following accounts as of September 30, 2014.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,684	$(1,684)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2014	$3,860	$—	$3,860
2013	1,636	—	1,636

As of September 30, 2014, the components of accumulated losses on a tax basis were as follows (000):

Capital Loss Carryforwards	$(3,080)
Unrealized Appreciation	2,640
Post October Losses	(151)
Late-Year Loss Deferral	(1,014)

Total Accumulated Losses	$(1,605)

Post-October Losses represents losses realized on securities transactions from November 1, 2013 through September 30, 2014 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2014 through September 30, 2014 and specified losses realized on investment transactions from October 1, 2013 through September 30, 2014. The Fund elects to defer the Late-Year Loss and treat it as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Global Absolute Return Fund	$3,080	$—	$3,080

30	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

For the fiscal year ended September 30, 2014, the Fund did not use any capital loss carryforwards.

At September 30, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$163,142	$—	$—	$—

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	9,688	$105,932	2,780	$29,043
Shares Issued in Reinvestment of Dividends and Distributions	140	1,527	81	818
Shares Redeemed	(1,705)	(18,510)	(2,731)	(27,209)

Increase in Shares Outstanding Derived from Institutional Class Transactions	8,123	88,949	130	2,652

Investor Class
Shares Sold	3,243	35,608	1,147	11,933
Shares Issued in Reinvestment of Dividends and Distributions	99	1,079	57	574
Shares Redeemed	(1,856)	(20,279)	(1,455)	(14,691)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	1,486	16,408	(251)	(2,184)

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	9,609	$105,357	(121)	$468

8.	Significant Shareholder Concentration

As of September 30, 2014, two of the Fund’s shareholders owned 46% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer or employee of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements except for the following: On October 20, 2014 the Trust launched a sixth series, the Causeway International Small Cap Fund.

Causeway Global Absolute Return Fund	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Global Asset Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Global Absolute Return Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2014

32	Causeway Global Absolute Return Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2015. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2014, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
0.00%	0.00%	0.00%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Global Absolute Return Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES

John R. Graham Age: 53	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 52	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	none

Victoria B. Rogers Age: 53	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 48	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

34	Causeway Global Absolute Return Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 52	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 53	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

Bernadette Sparling[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005).	N/A	N/A

Causeway Global Absolute Return Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2014, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

36	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Absolute Return Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$996.30	1.70%	$8.49

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.57	1.70%	$8.57
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$995.40	1.95%	$9.74

Hypothetical 5% Return
Investor Class	$1,000.00	$1,015.31	1.95%	$9.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

38	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 4, 2014, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Absolute Return Fund (the “Fund”) for a twelve-month period beginning September 20, 2014. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 4, 2014, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with that meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits or losses realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits that would be derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing the technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2014, compared to the results of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index’), the averages of the mutual funds included in the

Causeway Global Absolute Return Fund	39

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Morningstar Market Neutral category of funds, and the averages of the mutual funds included in the Morningstar Long/Short category of funds. They noted that the Fund was moved from the Morningstar Long/Short category to the Morningstar Market Neutral category in February 2012. The Trustees also noted that the Fund had outperformed the Index for the one-year, three-year and since inception periods. In addition, they noted that both share classes had outperformed the average of the funds in the Morningstar Market Neutral category for the one-year, three-year and since-inception periods. They noted that both share classes underperformed the average of the funds in the Morningstar Long-Short category for the one-year and three-year periods, but outperformed the Long-Short category fund average for the since-inception period. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee with those of other similar mutual funds. They noted that although the Fund’s advisory fee is higher than the average and median fees of the mutual funds in the Morningstar Market Neutral category (by 30 and 25 basis points, respectively) and the average and median fees of the mutual funds in the Morningstar Long-Short category (by 26 basis points in each case), the Fund involves an active global investment program with both long and short exposures and leverage that is complex and requires substantial investment and administrative resources to manage. They also noted that as a result of the fee waivers required by the Adviser’s expense limit agreement, the effective advisory fee charged to the Fund is substantially lower than the contractual 150 basis points per annum.

•

The Trustees compared the Fund’s expenses with those of other similar mutual funds. They noted that, after application of the Adviser’s expense limit agreement, the expense ratio of the Fund’s Institutional Class is above the average and median of the mutual funds in the Morningstar Market Neutral category (by 14 and 25 basis points, respectively), and the expense ratio of the Fund’s Investor Class is above the average and median of the mutual funds in the category (by 39 and 50 basis points, respectively). They also noted that, after application of the Adviser’s expense limit agreement, the expense ratio of the Fund’s Institutional Class is above the average and median of the mutual funds in the Morningstar Long-Short category (by 3 and 10 basis points, respectively), and the expense ratio of the Fund’s Investor Class is above the average and median of the mutual funds in the category (by 28 and 35 basis points, respectively). In addition, they noted that the Fund’s total assets are significantly less than the average assets of the funds in its category. They also observed that the Adviser limits contractually the Fund’s expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses). The Trustees concluded that the Fund’s advisory fee and expenses were reasonable and appropriate.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its global absolute return strategy,

40	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees also noted that, although the separate account performance-based fee may be lower than the advisory fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio as reduced are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and the estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2014, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee did not have breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, an expense limit agreement, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fallout” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” “float” benefits on short-term cash, or soft dollar research services. They noted that the Fund’s trades are principal transactions under swaps and do not generate “commissions” that can be used for soft dollars.

Approval. At the August 4, 2014 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or

Causeway Global Absolute Return Fund	41

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2014.

42	Causeway Global Absolute Return Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-101-0400

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2013, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2014 and 2013 were as follows:

		2014	2013
(a)	Audit Fees	$188,960	$170,810
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$41,848	$40,600
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2014, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $340,363. For the fiscal year ended September 30, 2013, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $277,691.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2014

*	Print the name and title of each signing officer under his or her signature.